UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2014

McKesson Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Post Street, San Francisco, California		94104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 983-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 30, 2014, McKesson Corporation (the “Company”) entered into Amendment No. 2 (the “Second Credit Agreement Amendment”) to its syndicated $1.3 billion five-year senior unsecured Credit Agreement, dated as of September 23, 2011 (the “Credit Agreement”), with McKesson Canada Corporation, as co-borrower, Bank of America, N.A., as administrative agent, Bank of America, N.A. (acting through its Canada branch), as Canadian administrative agent, and the lenders party thereto. The Second Credit Agreement Amendment updates the Credit Agreement to appropriately reference and give effect to the terms of a new Senior Bridge Term Loan Agreement dated as of January 23, 2014 (the “Bridge Loan Agreement”).

On January 30, 2014, the Company entered into Amendment No. 4 (the “Receivables Purchase Agreement Amendment”) to its Fourth Amended and Restated Receivables Purchase Agreement, dated as of May 18, 2011 (the “Receivables Purchase Agreement”), with CGSF Funding Corporation, as seller, the conduit purchasers party thereto, the committed purchasers party thereto, the managing agents party thereto and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (as successor to JPMorgan Chase Bank, N.A.), as collateral agent. The Receivables Purchase Agreement Amendment updates the Receivables Purchase Agreement, as amended, to appropriately reference and give effect to the terms of the Bridge Loan Agreement.

The above descriptions of the Second Credit Agreement Amendment and Receivables Purchase Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to the executed copies of the amendments and agreements, attached hereto as Exhibits 10.1 and 10.2, respectively, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 2, dated January 30, 2014, and Amendment No. 1, dated November 15, 2013, to the Credit Agreement, dated as of September 23, 2011, among the Company and McKesson Canada Corporation, collectively, the Borrowers, Bank of America, N.A. as Administrative Agent, Bank of America, N.A. (acting through its Canada branch), as Canadian Administrative Agent, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents, Wells Fargo Bank, National Association as L/C Issuer, The Bank of Tokyo-Mitsubishi UFJ, LTD., The Bank of Nova Scotia and U.S. Bank National Association as Co-Documentation Agents, and The Other Lenders Party Thereto, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Sole Lead Arranger and Sole Book Manager.

10.2	Amendment No. 4, dated January 30, 2014, Amendment No. 3, dated as of November 15, 2013, Amendment No. 2, dated as of May 15, 2013, and Amendment No. 1, dated as of May 16, 2012, to the Fourth Amended and Restated Receivables Purchase Agreement and Fourth Amended and Restated Receivables Purchase Agreement, dated as of May 18, 2011, among the Company, as servicer, CGSF Funding Corporation, as seller, the several conduit purchasers from time to time party to the Agreement, the several committed purchasers from time to time party to the Agreement, the several managing agents from time to time party to the Agreement, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (as successor to JPMorgan Chase Bank, N.A.), as collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 5, 2014
McKesson Corporation

	By:	/s/ Laureen E. Seeger
Laureen E. Seeger
Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2, dated as of January 30, 2014, and Amendment No. 1, dated November 15, 2013, to the Credit Agreement, dated as of September 23, 2011, among the Company and McKesson Canada Corporation, collectively, the Borrowers, Bank of America, N.A. as Administrative Agent, Bank of America, N.A. (acting through its Canada branch), as Canadian Administrative Agent, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents, Wells Fargo Bank, National Association as L/C Issuer, The Bank of Tokyo-Mitsubishi UFJ, LTD., The Bank of Nova Scotia and U.S. Bank National Association as Co-Documentation Agents, and The Other Lenders Party Thereto, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Sole Lead Arranger and Sole Book Manager.

10.2	Amendment No. 4, dated as of January 30, 2014, Amendment No. 3, dated as of November 15, 2013, Amendment No. 2, dated as of May 15, 2013, and Amendment No. 1, dated as of May 16, 2012, to the Fourth Amended and Restated Receivables Purchase Agreement and Fourth Amended and Restated Receivables Purchase Agreement, dated as of May 18, 2011, among the Company, as servicer, CGSF Funding Corporation, as seller, the several conduit purchasers from time to time party to the Agreement, the several committed purchasers from time to time party to the Agreement, the several managing agents from time to time party to the Agreement, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (as successor to JPMorgan Chase Bank, N.A.), as collateral agent.